Summary Prospectus
Touchstone Large Company Growth ETFOctober 28, 2026
Ticker Symbol: TLG
Principal U.S. Listing Exchange: The Nasdaq Stock Market LLC
Before you invest, you may want to review the Fund’s prospectus, which contains information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated October 28, 2026, as amended from time to time, are incorporated by reference into this summary prospectus. For free paper or electronic copies of the Fund’s prospectus and other information about the Fund, go to TouchstoneInvestments.com/Resources, call (833) 368-7383, or ask a financial intermediary through which shares of the Fund are sold.
Touchstone Large Company Growth ETF Summary
The Fund’s Investment Goal
The Touchstone Large Company Growth ETF (the “Fund”) seeks to achieve long-term capital appreciation.
The Fund’s Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Touchstone Large Company Growth ETF
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution and/or Shareholder Service (12b-1) Fees(1)	0.00%
Other Expenses(2)	0.25%
Total Annual Fund Operating Expenses	0.85%
Fee Waiver and/or Expense Reimbursement(3)	(0.18)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)	0.67%
(1)
The Fund has adopted a Distribution (12b-1) Plan pursuant to which the Fund may incur and pay a Distribution (12b-1) Fee of up to a maximum of 0.25%. No such fee is currently incurred and paid by the Fund. The Fund will not incur and pay such a Distribution (12b-1) Fee until such time as approved by the Fund’s Board of Trustees (the “Board”).
(2)
Other expenses are based on estimated amounts.
(3)
Touchstone Advisors, Inc. (the “Adviser” or “Touchstone Advisors”) and Touchstone ETF Trust (the “Trust”) have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's interfund lending program, if any; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 0.67% of average daily net assets. This contractual expense limitation is effective through October 29, 2027, but can be terminated by a vote of the Board if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is

Touchstone Large Company Growth ETFOctober 28, 2026
entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Adviser reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Adviser only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed either (1) the expense cap in place when such amounts were waived or reimbursed or (2) the Fund’s current expense limitation.
Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds (“ETFs”). The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that all fee waivers or expense limits for the Fund will expire after one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$68
3 Years	$253
5 Years	$454
10 Years	$1,032
Portfolio Turnover. The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. The Fund commenced operations on March 13, 2026. Information prior to March 13, 2026 is attributable to the Large Company Growth Fund (the “Predecessor Fund”). During the period July 1, 2025 to June 30, 2026, the Fund’s portfolio turnover rate was 36% of the average value of the Fund’s portfolio.
The Fund’s Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large capitalization issuers. Equity securities include, but are not limited to, common stocks, preferred stocks, securities convertible into common stocks, rights and warrants. The Fund’s portfolio generally will contain 25 to 45 equity securities. The Fund currently defines a large capitalization issuer as one that has a market capitalization of $10 billion or more at the time of purchase.
In addition, the Fund may invest up to 20% of its assets in equity securities of foreign issuers, including emerging markets, through, but not limited to, American Depositary Receipts (“ADRs”) or other depositary receipts. The Fund is a non-diversified fund and may, from time to time, have significant exposure to one or more issuers, geographic regions or sectors of the global economy. The Fund may invest greater than 25% of its assets in one or more of the following sectors: consumer discretionary, consumer staples, energy, financials, health care, industrials, materials, information technology and communication services.
DSM Capital Partners LLC (“DSM”), the Fund’s sub–adviser, manages the Fund using a bottom-up, “idea-driven,” growth-style with a long-term (i.e., three-year) investment horizon. This means in general terms that DSM seeks to identify issuers which it believes exhibit certain quality characteristics. For instance, DSM selects issuers that it believes have growing businesses with solid fundamentals, attractive profitability, and successful managements. DSM generally sells an equity security when its projected future return becomes unattractive relative to the rest of the portfolio or the investable universe.

Touchstone Large Company Growth ETFOctober 28, 2026
The Fund’s Principal Risks
The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. Investments in the Fund are not bank guaranteed, are not deposits, and are not insured by the Federal Deposit Insurance Corporation or any other federal government agency. As with any ETF, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund’s investments and risks under the “Principal Investment Strategies and Risks” section of the Fund’s prospectus. The Fund is subject to the principal risks summarized below.
Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, or as a result of irregular and/or unexpected trading activity among retail investors. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.
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Large-Cap Risk: Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
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Preferred Stock Risk: In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.
Growth-Investing Risk: Growth-oriented funds may underperform when value investing is in favor, and growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential.
ETF Risk: As an ETF, the Fund is subject to the following risks:
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Authorized Participants Concentration Risk: The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”), which are responsible for the creation and redemption activity for the Fund. To the extent APs exit the business, become unable or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other AP steps in to create or redeem, Fund shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting from the Exchange.
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Premium/Discount Risk: As with all ETFs, Fund shares may only be bought and sold in the secondary market at market prices. There may be times when the trading prices of Fund shares in the secondary market are more than the NAV (a premium) or less than the NAV (a discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below a Fund’s NAV.
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Secondary Market Trading Risk: Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of Fund shares. Secondary market trading is subject to bid-ask spreads and trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue to be listed. A portion of the securities owned by the Fund may trade in a market that is closed while the Exchange on which the Fund’s shares are listed is open. As a result, there may be changes between the last quote for a security from a closed foreign market and the value of such security during the Fund’s domestic

Touchstone Large Company Growth ETFOctober 28, 2026
trading day, which could lead to differences between the market price of the ETF shares and the underlying value of those shares.
Management Risk: In managing the Fund’s portfolio, the Adviser engages one or more sub-advisers to make investment decisions for a portion of or the entire portfolio. There is a risk that the Adviser may be unable to identify and retain sub-advisers who achieve superior investment returns relative to other similar sub-advisers.
Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times, and for varying periods of time, result in unusually high market volatility, which could negatively impact the Fund’s performance and cause the Fund to experience illiquidity, shareholder redemptions, or other potentially adverse effects. Reduced liquidity in credit and fixed-income markets could negatively affect issuers worldwide. Financial institutions could suffer losses as interest rates rise or economic conditions deteriorate. In addition, the Fund’s service providers are susceptible to operational and information or cybersecurity risks that could result in losses to a Fund and its shareholders.
Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers, while such events may not necessarily affect the U.S. economy or issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. There are also risks associated with foreign accounting standards, government regulation, market information, and clearance and settlement procedures. To the extent that the securities held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the U.S. market is open, there are likely to be deviations between the current price of the securities held by the Fund and their last quoted price or the securities’ quote from the closed foreign market. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. To the extent a Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.
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Depositary Receipts Risk: Foreign receipts, which include ADRs, Global Depositary Receipts, and European Depositary Receipts, are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. The risks of depositary receipts include many risks associated with investing directly in foreign securities.
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Emerging Markets Risk: Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than that of issuers in other countries.
Convertible Securities Risk: Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying security.
Non-Diversification Risk: The Fund is non-diversified, which means that it may invest a greater percentage of its assets than a diversified fund in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund’s investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event.

Touchstone Large Company Growth ETFOctober 28, 2026
Sector and Industry Focus Risk: The Fund may invest a high percentage of its assets in specific sectors and/or industries of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector or industry of the market, positive or negative, than a fund that does not invest a high percentage of its assets in specific sectors or industries.
Cybersecurity Risk: Cybersecurity breaches are either intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service provider to suffer data corruption or lose operational functionality. A cybersecurity breach could result in the loss or theft of customer data or funds, loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs, any of which could have a substantial impact on the Fund. Such incidents could affect issuers in which a Fund invests, thereby causing the Fund’s investments to lose value. The Fund has established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. However, there is no guarantee that the Fund will be able to prevent or mitigate the impact of any or all cyber-events.
The Fund’s Performance
The Fund's investment objective and principal investment strategies are identical to those of the Predecessor Fund. Before the Predecessor Fund commenced operations, all of the assets and liabilities of the DSM Large Cap Growth Fund were transferred to the Predecessor Fund in a tax-free reorganization on August 15, 2016. As a result, the Predecessor Fund assumed the performance and accounting history of the DSM Large Cap Growth Fund, which commenced operations on August 28, 2009.
The Fund commenced operations following the completion of the reorganization of the Predecessor Fund, a series of the Touchstone Strategic Trust, into the Fund, on March 13, 2026 (the “Reorganization”). The performance and accounting history of the Predecessor Fund was assumed by the Fund. Performance information included herein is that of the Predecessor Fund.
The bar chart and performance table below illustrate some indication of the risks and volatility of an investment in the Fund by showing changes in the Predecessor Fund’s performance from calendar year to calendar year and by showing how the Predecessor Fund’s average annual total returns for one year, five years, and ten years compare with the Bloomberg US 3000 Index and the Russell 3000® Index. The Bloomberg US 1000 Growth Index and the Russell 1000® Growth Index shows how the Predecessor Fund’s performance compares against the returns of indexes with similar investment universes. The bar chart does not reflect any sales charges, which would reduce your return. The performance table reflects any applicable sales charges. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. More recent performance information is available at no cost by visiting TouchstoneInvestments.com or by calling 1.833.368.7383.

Touchstone Large Company Growth ETFOctober 28, 2026
Predecessor Fund — Institutional Class Shares Total Return as of December 31

Best Quarter:	2nd Quarter 2020	25.76%
Worst Quarter:	2nd Quarter 2022	(18.02)%
Year-To-Date:	9/30/2026	6.06%
After-tax returns are calculated using the highest individual marginal federal income tax rates in effect on a given distribution reinvestment date and do not reflect the impact of state and local taxes. Your actual after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an individual retirement account (“IRA”), 401(k), or other tax-advantaged account. The Return After Taxes on Distributions and Sale of Fund Shares may be greater than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

Touchstone Large Company Growth ETFOctober 28, 2026
Average Annual Total Returns For the periods ended December 31, 2025	1 Year	5 Years	10 Years
Predecessor Fund - Touchstone Large Company Growth ETF
Return Before Taxes	15.30%	12.25%	14.95%
Return After Taxes on Distributions	14.05%	10.46%	13.15%
Return After Taxes on Distributions and Sale of Fund Shares	9.79%	9.31%	11.98%
Bloomberg US 3000 Index(1) (reflects no deduction for fees, expenses or taxes)	17.21%	13.09%	14.27%
Bloomberg US 1000 Growth Index(2) (reflects no deduction for fees, expenses or taxes)	17.93%	13.60%	16.60%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	18.56%	15.32%	18.13%
(1)
The Fund changed its broad-based securities market index to the Bloomberg US 3000 Index which is similarly representative of the overall securities market applicable to the Fund.
(2)
The Fund changed its additional index to the Bloomberg US 1000 Growth Index which has a similar investment universe to the Fund.
The Fund’s Management
Investment Adviser
Touchstone Advisors, Inc. serves as the Fund’s investment adviser.
Sub- Adviser	Portfolio Manager	Investment Experience with the Fund and the Predecessor Fund	Primary Title with Sub-Adviser
DSM Capital Partners LLC	Daniel Strickberger	Since inception in March, 2026; managed the Predecessor Fund from 2016 to 2026; managed the DSM Large Cap Growth Fund from 2009 to 2016	Chief Investment Officer and Managing Partner
	David McVey	Since inception in March, 2026; managed the Predecessor Fund from 2016 to 2026; managed the DSM Large Cap Growth Fund from 2009 to 2016	Deputy Chief Investment Officer and Portfolio Manager
	Eric Woodworth, CFA	Since inception in March, 2026; managed the Predecessor Fund from 2021 to 2026	Deputy Chief Investment Officer and Portfolio Manager

Touchstone Large Company Growth ETFOctober 28, 2026
Buying and Selling Fund Shares
The Fund is an ETF. Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and may not be purchased or redeemed directly with the Fund. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a premium or a discount. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (“bid”) and the lowest price a seller is willing to accept for shares (“ask”) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at TouchstoneInvestments.com/ETFs.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-advantaged account, such as a 401(k) plan or an IRA. Withdrawals from a tax-advantaged account, however, may be taxable.
Financial Intermediary Compensation
If you purchase shares in the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
ETF-TUE0110-SUMPRO-2610